UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

COMMUNITY HEALTH SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
COMMUNITY HEALTH SYSTEMS, INC.
2022 Annual Meeting
Vote by May 9, 2022 11:59 PM ET
D74181-P66443
You invested in COMMUNITY HEALTH SYSTEMS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote in Person at the Meeting*
May 10, 2022 8:00 AM CT
Hilton Franklin Cool Springs 601 Corporate Centre Drive Franklin, Tennessee 37067
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

COMMUNITY HEALTH SYSTEMS, INC.

2022 Annual Meeting
Vote by May 9, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors	
Nominees:	
1a. Susan W. Brooks	For
1b. John A. Clerico	For
1c. Michael Dinkins	For
1d. James S. Ely III	For
1e. John A. Fry	For
1f. Joseph A. Hastings, D.M.D.	For
1g. Tim L. Hingtgen	For
1h. Elizabeth T. Hirsch	For
1i. William Norris Jennings, M.D.	For
1j. K. Ranga Krishnan, MBBS	For
1k. Wayne T. Smith	For
1l. H. James Williams, Ph.D.	For
2. Proposal to approve on an advisory (non-binding) basis the compensation of the Company's named executive officers.	For
3. Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*As a result of continuing uncertainty surrounding the COVID-19 pandemic, if conditions leading up to the Annual Meeting warrant, we may decide to hold the Annual Meeting remotely (via a virtual meeting), or otherwise alter the logistics of the Annual Meeting, in light of public health considerations. We would plan to announce any such updates on our internet website in the Investor Relations - Annual Reports & Proxy Statements section (www.chs.net/investor-relations/annual-reports/) and would also plan to announce any change to a virtual meeting via a press release and the filing of additional soliciting material with the Securities and Exchange Commission.

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